SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Michigan Tax Exempt Income Fund -- Class A
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
10/23/89

TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         $1,000   $1,000       $1,000

ERV = Ending Redeemable Value    $1,024   $1,399       $1,444


T   = Average Annual
      Total Return                +2.38%    +6.94%      +6.76%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $719,600

Expenses                         $102,582

Reimbursement                    $0

Average shares                   15,005,992

NAV                              $9.01

Sales Charge                        4.75%

POP                              $9.46

Yield at POP                         5.27%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.27%               5.27%
------       =      ------              =       9.13%
1-42.26%            57.74%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Michigan Tax Exempt Income Fund -- Class B
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
7/15/93

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,017     n/a       $1,022


T   = Average Annual
      Total Return                   +1.72%  n/a        +1.15%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $109,678

Expenses                         $26,594

Reimbursement                    $0

Average shares                   2,292,773

NAV                              $9.00

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.88%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.88%               4.88%
------       =      ------              =        8.45%
1-42.26%            57.74%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Michigan Tax Exempt Income Fund -- Class M
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
4/1/95

TOTAL RETURN

Formula  --  Cumulative Total Return:       ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         n/a        n/a       $1,000

ERV = Ending Redeemable Value    n/a        n/a       $997
T   = Cumulative
      Total Return                n/a       n/a        -0.33%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $634

Expenses                         $119

Reimbursement                    $0

Average shares                   13,234

NAV                              $9.00

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.25%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.06%               5.06%
------       =      ------              =        8.76%
1-42.26%            57.74%